Exhibit 99.2

HOLDINGS COMPUTING April 2022 Flash May 2022 1

Preamble The following discussion is completely qualified by the legal disclosures on the several pages following this one Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business The discussion is in line with our principles of being accountable and transparent with shareholders We operate in a hyper dynamic economic environment . That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review 2

Legal Disclosure & Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “project,” “will,” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law. 3

Legal Disclosure & Disclaimer The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking” statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein. 4

Legal Disclosure & Disclaimer Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Use of Estimates in Monthly Presentations Numbers presented BEFORE the release of Form 10-Q for second quarter ended June 30th, 2022, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. 5

Key Operating Principles (1) Calculated as a percent of total undiluted shares 6

Excess energy from Batch-oriented Computing renewable sources like cryptocurrency mining 7

The opportunity beyond crypto is Batchable Computing $10B Digital currencies $5B Pharma research $40B Scientific research 8

Agenda In this presentation, we will be covering the following items: Business Update Q1 2022 and April 2022 results in detail 9

Business Update 10

Business Summary April was the best month in Soluna’s history o Compared to March, April Cash Contribution dollars increased by 38%* o Proprietary mining revenue grew sequentially by 10%, hashrate by 15%, and BTC equivalent generated by 11% Drivers to margin growth o Sophie and Marie facilities continue to scale, driving better absorption of fixed costs o Sophie moved to its 84% uptime for power costs of 2.5-2.7 ¢ per kWh Revenue growth continues as hashrate grows o 62%** growth in proprietary hashrate expected from April to May By the end of Q2 2022, tracking to achieve 1.26 EH o As of May 8th, 983 PH*** plugged in with 147 PH on the ground for a total of 1.13 EH o By the end of Q2 2022, should have about 1 EH proprietary and 260-280 PH Hosted *Excludes the impact of tornado and forced shutdowns. 11 **Includes 147 PH/s on the ground as of May 8th, 2022. ***Peak hash rate.

Overview of Spring Lane Financing Recently closed a $35 million project financing committed with Spring Lane Ventures This is the first of several we expect to close this year Provides us an opportunity to monetize our intellectual property o Once we return capital and hurdle rate, Soluna keeps a significant portion of the upside 12

Why is Spring Lane Financing Important Provides structural template for additional deals Spring Lane is a well-known green infrastructure investor They conducted diligence of the entire set of investment opportunities and concluded: o Our projects are one of the few real green data centers. Project Dorothy is co-located at a wind farm o After extensive analysis, our projects present one of the best economic opportunities in the sector 13

Capital Expenditures Dynamic crypto ecosystem drives about $100 million capital expenditure budget decrease since January Capital expenditure revised from about $300 million to ~$180-$210 million As crypto prices have declined, so have equipment prices 20% 28% 33% 76% 65% 59% Jan 2022* Current Compute Price** *Note: 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. 14 **Management estimate

Vigilant Capital Raise Actively engaged with capital providers discussing potential terms Expect steady set of capital raising announcements through the second and third quarter Usually biased against disclosing term sheets and LOIs We consider from time-to-time various financing options, including Equipment financing at the project level Debt at the project level Equity partnerships at the project level Debt at the corporate level / secured credit facility Preferred equity at the corporate level Common Equity at the corporate level 15

Comment On Recent Market Environment Is high or low BTC good or bad for Soluna? First order effect: Since we have not yet spent the bulk of our capital on equipment, BTC prices of $25k-$35k provide an excellent opportunity to acquire equipment at reasonable prices In the optimal scenario, prices will gradually rise in Q4 2022 as we bring up our capacity Second order effect: Soluna has top -decile power costs. The Company’s facilities were built to thrive in difficult pricing environments 16

Our Targets For 2022 Our Energized Capacity Ramps Over 150 MW Our Hashrate Scales Over 3 EH Note: 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. 17

Driving to 1.261 EH/s by End of June 62% Proprietary hashrate growth expected from April to May* ~147 PH/s on the ground to be installed over the upcoming weeks Consolidated Hashrate (SHA-256, PH/s) 2,001 ~147 PH/s on the ground 983 PH/s installed as of 1,261 1,268 May 8th, 2022 1,130 733 528 616 696 714 567 316 403 22 61 125 July 2021 Aug 2021 Sep 2021 Oct 2021 Nov 2021 Dec 2021 Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 8, 2022* Jun 30, 2022** Sep 30, 2022** Hosted JVProp MiningProp Mining (On The Ground) *May 8th hashrate represents peak hash rate **Our Hosting JV Commitment is fulfilled 18 ***Management Estimate +/- 30 days March estimate of 714 PH/s includes impact of forced shutdown at Marie on average hashrate

Facility Results Review We will review each facility Then look at the consolidated results 19

Edith Continue to optimize equipment mix at mature facility Cash Contribution Margin (Non-GAAP) at $127 thousand for April o BTC equivalent mined increased by 7% from 4.31 in March to 4.60 in April o Average Hashrate and MW deployed increased a bit due to optimizing mix of coins mined As of May 8th, 2022, increased hashrate to 12.5 PH/s o Average April 2022 hashrate was 12.4 PH/s (5%) 7% * (28 days) (31 days) (30 days) 20 Note: Management estimate as of May 8th, 2022. Feb-Apr 2022 Hashrate is average of the month. * Daily average hashrate.

Edith: Strong Return On Capital Investment EBITDA Contribution CapEx Cumulative CF ~22 months 3x Capital $2,845 ~16 months Anticipated $2,709 2x Capital $2,437 $2,573 Achieved $2,129 $2,283 All Capital $1,975 Returned $1,805 $1,636 $1,467 $945 $666 $707 $193 $579 $570 $310 $104 $190 $190 $190 $175 $175 $175 $157 $157 $157 FY 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22A Apr 22E May 22E Jun 22E Jul 22E Aug 22E Sep 22E Oct 22E Nov 22E Dec 22E ($368) ($841) 21

Edith: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate YTD 22
Revenue	891	988	905	324	317	222	864	3,648	150	185	181	517	191	707
Electricity/Direct Costs*	121	133	140	49	54	40	143	537	45	32	51	128	48	176
Overhead Costs**	101	71	63	19	24	22	65	300	27	20	32	79	16	94
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	**$223**	**$204**	**$203**	**$68**	**$79**	**$61**	**$208**	**$838**	**$72**	**$52**	**$82**	**$207**	**$64**	**$271**
Cash Contribution Margin (Non-GAAP)	**$668**	**$784**	**$702**	**$256**	**$238**	**$161**	**$656**	**$2,810**	**$78**	**$133**	**$99**	**$310**	**$127**	**$437**
Cash Contribution %	***75.0%***	***79.4%***	***77.6%***	***79.1%***	***75.2%***	***72.4%***	***75.9%***	***77.0%***	***52.0%***	***72.0%***	***54.5%***	***60.0%***	***66.4%***	***61.8%***
Selling, general and administrative expenses[a] (Non-GAAP)	5	77	123	36	0	50	86	291	0	(0)	0	(0)		
Addback: One-time expenses	4	0	0	0	0	0	0	4	0	0	0	0		
Adjusted EBITDA Contribution (Non-GAAP)	**$666**	**$707**	**$579**	**$221**	**$238**	**$111**	**$570**	**$2,522**	**$78**	**$133**	**$99**	**$310**		
Adjusted EBITDA Contribution %	***74.8%***	***71.6%***	***64.0%***	***68.1%***	***75.2%***	***49.7%***	***66.0%***	***69.2%***	***52.0%***	***72.0%***	***54.5%***	***60.0%***		

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; Includes Soluna profit share from May 2021 onward. Corporate expenses within SG&A at Edith were re-classified in 2021. Chart reflects SG&A without corporate expenses.

Key Operating Metrics:	Q1 21[1]	Q2 21[2]	Q3 21[3]	Oct 21	Nov 21	Dec 21	Q4 21[4]	FY 21[5]	Jan 22	Feb 22	Mar 22	Q1 22[6]	Apr 22	YTD 22[7]
Avg. MW Deployed	1.63	1.76	1.77	1.78	1.78	1.75	1.77	1.73	1.60	1.46	1.57	1.54	1.65	1.57
Avg. Hashrate (SHA-256, PH/s)[8]	n/a	8.69	10.67	11.85	11.63	10.60	11.36	10.24	9.57	9.01	11.78	10.12	12.35	10.68
Avg. BTC Price	45,336	46,498	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281	41,435	41,320
BTC Equivalent Mined	19.65	21.25	21.53	5.60	5.23	4.51	15.44	76.87	3.66	4.54	4.31	12.52	4.60	17.12

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of October 2021 - December 2021

(5) Average of January 2021 - December 2021

(6) Average of January 2022 - March 2022

(7) Average of January 2022 - April 2022

(8) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

22

Sophie



- Ramped to **371.7 PH/s** as of May 8th, 2022
  - A **70%** increase from the average hashrate of 226.6 PH/s in March
  - Significant ramp up of installed machines continues, ~147 PH / s on ground to be installed in the next few weeks
- Cash Contribution Margins (Non-GAAP) in April increased **59%,** reaching $1,190 thousand in April from $746 thousand in March
- Margins will increase to steady-state levels as hashrate ramps
- Sophie's long-term power contract reduced electricity costs ~37% from March to April. Uptime is about 84%, rate usually varies from **2.5 ¢ per kWh to 2.7 ¢ per kWh**


BTC Equivalent Mined
27.77
19%
32.93
20%
39.44
Feb 2022
(28 days)
Mar 2022
(31 days)
Apr 2022
(30 days)


BTC Equivalent Mined per day
0.99
7%
1.06
24%
1.31
Feb 2022
Mar 2022
Apr 2022


Hashrate (SHA-256, PH/s)
211.8
7%
226.6
32%
300.0
24%
371.7
Feb 2022
Mar 2022
Apr 2022
May 8, 2022*

Note: Management estimate as of May 8th, 2022. Jan-Apr 2022 Hashrate is average of the month. May 8th hashrate is maximum hashrate, excludes curtailment at site.
* Daily average hashrate.

23

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate YTD 22
Revenue	543	1,048	1,181	2,772	2,772	1,294	1,132	1,382	3,808	1,634	5,442
Electricity/Direct Costs*	284	232	369	884	884	500	531	516	1,546	325	1,872
Overhead Costs	68	77	139	284	307	106	87	117	311	119	430
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$352**	**$310**	**$507**	**$1,169**	**$1,191**	**$607**	**$618**	**$633**	**$1,857**	**$445**	**$2,302**
Cash Contribution Margin (Non-GAAP)	**$192**	**$738**	**$674**	**$1,604**	**$1,581**	**$687**	**$514**	**$749**	**$1,950**	**$1,190**	**$3,140**
Cash Contribution %	*35.3%*	*70.5%*	*57.0%*	*57.8%*	*57.0%*	*53.1%*	*45.4%*	*54.2%*	*51.2%*	*72.8%*	*57.7%*
Cash Contribution Margin excluding Tornado (Non-GAAP)	**$192**	**$738**	**$775**	**$1,705**	**$1,683**	**$687**	**$514**	**$749**	**$1,950**	**$1,190**	**$3,140**
Selling, general and administrative expenses[a] (Non-GAAP)	26	5	11	42	354	5	3	9	17		
Addback: One-time expenses	21	0	0	21	21	0	0	0	0		
Adjusted EBITDA Contribution (Non-GAAP)	**$186**	**$733**	**$765**	**$1,684**	**$1,350**	**$682**	**$511**	**$740**	**$1,933**		
Adjusted EBITDA Contribution %	*34.2%*	*70.0%*	*64.8%*	*60.7%*	*48.7%*	*52.7%*	*45.2%*	*53.5%*	*50.8%*		

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

Key Operating Metrics:	Oct 21	Nov 21	Dec 21	Q4 21[1]	FY 21[1]	Jan 22	Feb 22	Mar 22	Q1 22[2]	Apr 22	YTD 22[3]
Avg. MW Deployed	4.43	7.63	10.12	7.39	7.39	13.83	14.10	13.29	13.74	15.24	14.12
Avg. Hashrate (SHA-256, PH/s)	42.32	77.64	157.37	92.44	92.44	205.95	211.78	226.63	214.79	300.03	236.10
Avg. BTC Price	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281	41,435	41,320
BTC Equivalent Mined	9.38	17.29	23.97	49.56	58.42	31.47	27.77	32.93	92.23	39.44	131.70

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - March 2022

(3) Average of January 2022 - April 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

24

Marie Prop Mining hashrate increased 37% from average 206.3 PH/s in April to 293.2 PH/s on May 8th o In May, Margins and BTC equivalent mined per day will increase proportionately In March and April, facility experienced a near complete shut down for several days due to failure of electrical infrastructure outside of Soluna’s responsibility and purview o Utilized some of this time to perform planned maintenance and reduce future planned downtime o Some key learnings: The company needs to interject itself to inspect and assure excellence in preventive maintenance of electrical infrastructure that feeds its facilities, even if the infrastructure is not owned or maintained by Soluna o Site is back online, and we continue to maximize our hashrate at this facility * (28 days) (31 days) (30 days) 25 Note: Management estimate as of May 8th, 2022. Jan-Apr 2022 Hashrate is average of the month. * Daily average hashrate.

Marie: Impact of forced shutdown



($ in 000s)	Marie - March (5 Days)			Marie - April (8 Days)		
	Estimate Mar 22	Shutdown Impact*	*Estimate* Pro-Forma	*Estimate* Mar 22	Shutdown Impact*	*Estimate* Pro-Forma
Revenue *(Non-GAAP)*	**$1,637**	**$319**	**$1,956**	**$1,567**	**$531**	**$2,098**
Prop Mining	1,191	249	1,440	1,192	430	1,621
Hosted JV	446	70	515	375	101	477
Cash Contribution Margin *(Non-GAAP)*	**$866**	**$163**	**$1,030**	**$1,002**	**$278**	**$1,280**
Prop Mining	821	149	970	892	258	1,149
Hosted JV	45	14	59	110	20	130

- Forced shutdown led to a reduction in revenue of $531 and $319 thousand (12.82 and 7.59 BTC equivalent mined) in April and March, respectively and Cash Contribution Margin of $278 and $163 thousand, respectively
- A new line was installed to our facility resolving many of the issues. There are a few remaining issues we are seeking to resolve which may require an additional 5 days of down time over the remainder of the year.

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Note: Management estimate

26

Marie: Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate YTD 22
Revenue (Non-GAAP)	**$668**	**$1,463**	**$1,274**	**$1,267**	**$1,813**	**$4,354**	**$6,589**	**$1,533**	**$1,770**	**$1,637**	**$4,940**	**$1,567**	**$6,507**
Prop Mining	668	1,114	793	595	1,238	2,626	4,512	1,032	1,264	1,191	3,488	1,192	4,679
Hosting	0	349	481	672	575	1,729	2,078	501	505	446	1,452	375	1,828
Electricity/Direct Costs*	**$190**	**$392**	**$336**	**$381**	**$562**	**$1,279**	**$1,884**	**$581**	**$590**	**$654**	**$1,825**	**$525**	**$2,350**
Prop Mining	190	208	83	70	236	389	811	249	235	254	739	260	998
Hosting	0	184	253	312	326	890	1,074	332	354	400	1,086	265	1,352
Overhead Costs	**$0**	**$54**	**$59**	**$112**	**$118**	**$290**	**$345**	**$127**	**$89**	**$117**	**$333**	**$41**	**$373**
Prop Mining	0	54	59	112	118	290	345	127	89	117	333	41	373
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$190**	**$446**	**$395**	**$494**	**$681**	**$1,569**	**$2,229**	**$708**	**$679**	**$771**	**$2,158**	**$565**	**$2,723**
Prop Mining	190	263	143	182	355	679	1,155	377	324	370	1,071	300	1,371
Hosting	0	184	253	312	326	890	1,074	332	354	400	1,086	265	1,352
Cash Contribution Margin (Non-GAAP)	**$478**	**$1,016**	**$879**	**$773**	**$1,132**	**$2,785**	**$4,361**	**$825**	**$1,091**	**$866**	**$2,782**	**$1,002**	**$3,784**
Prop Mining	478	851	650	413	883	1,946	3,357	655	940	821	2,416	892	3,308
Hosting	0	166	229	360	249	839	1,004	169	151	45	366	110	476
Cash Contribution % (Non-GAAP)	***71.6%***	***69.5%***	***69.0%***	***61.0%***	***62.5%***	***64.0%***	***66.2%***	***53.8%***	***61.7%***	***52.9%***	***56.3%***	***63.9%***	***58.2%***
Prop Mining	*71.6%*	*76.4%*	*82.0%*	*69.4%*	*71.3%*	*74.1%*	*74.4%*	*63.5%*	*74.4%*	*68.9%*	*69.3%*	*74.8%*	*70.7%*
Hosting	*n/a*	*47.4%*	*47.5%*	*53.6%*	*43.3%*	*48.5%*	*48.3%*	*33.8%*	*29.9%*	*10.2%*	*25.2%*	*29.3%*	*26.0%*
Cash Contribution Margin excl. Tornado & Shutdown (Non-GAAP)	**$478**	**$1,016**	**$879**	**$773**	**$1,166**	**$2,818**	**$4,394**	**$825**	**$1,091**	**$1,030**	**$2,945**	**$1,280**	**$4,225**
Selling, general and administrative expenses[a] (Non-GAAP)	83	539	65	4	9	77	1,059	4	34	33	72		
Addback: One-time expenses	37	486	2	0	8	10	880				0		
Adjusted EBITDA Contribution (Non-GAAP)	**$432**	**$963**	**$817**	**$769**	**$1,165**	**$2,752**	**$4,215**	**$820**	**$1,057**	**$996**	**$2,874**		
Adjusted EBITDA Contribution %	***64.7%***	***65.8%***	***64.1%***	***60.7%***	***64.3%***	***63.2%***	***64.0%***	***53.5%***	***59.8%***	***60.9%***	***58.2%***		

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

27

Marie: Operating Metrics(A) (1) (2) (3) (4) (5) (6) Key Operating Metrics: Q2 21 Q3 21 Oct 21 Nov 21 Dec 21 Q4 21 FY 21 Jan 22 Feb 22 Mar 22 Q1 22 Apr 22 YTD 22 Avg. MW Deployed 1.58 3.09 8.80 10.67 12.45 10.64 7.46 14.75 17.29 15.61 15.88 14.59 15.56 Prop Mining 1.58 1.76 2.50 2.59 4.32 3.14 2.16 6.95 8.79 7.11 7.62 7.70 7.64 Hosted MW (Legacy) - - - - - - - - - - - - - Hosted JV - 1.99 6.30 8.08 8.13 7.50 5.30 7.80 8.50 8.50 8.27 6.89 7.92 Avg. Hashrate (SHA-256, PH/s) 12.80 58.62 262.05 313.53 398.72 324.77 205.06 400.93 475.58 447.90 441.47 421.08 436.37 Prop Mining 12.80 28.25 63.93 36.24 143.98 81.38 40.81 148.73 218.16 213.18 193.36 206.34 196.60 Hosted JV - 45.56 198.12 277.29 254.74 243.38 164.25 252.20 257.42 234.72 248.11 214.74 239.77 Avg. Hashrate (Scrypt, GH/s) 221.90 187.50 177.70 173.13 144.25 165.03 191.48 140.99 141.57 76.76 119.77 146.45 126.44 Avg. BTC Price 46,498 42,031 57,912 60,621 49,263 55,932 47,449 41,114 40,763 41,966 41,281 41,435 41,320 BTC Equivalent Mined 14.37 34.80 22.00 20.90 36.81 77.85 138.87 37.29 43.41 39.01 119.66 37.82 157.47 Prop Mining 14.37 26.49 13.69 9.81 25.13 46.94 95.08 25.10 31.01 28.39 84.48 28.76 113.24 Hosting - 8.31 8.31 11.08 11.68 30.91 43.79 12.19 12.40 10.62 35.18 9.06 44.23 (1) Average of April 2021 - June 2021 (2) Average of July 2021 - September 2021 (3) Average of October 2021 - December 2021 (4) Average of January 2021 - December 2021 (5) Average of January 2022 - March 2022 (6) Average of January 2022 - April 2022 (A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated 28 financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Site Consolidation Combined installed hashrate increased by 31% to 959.3 PH/s over average 733.5 PH/s in April Marie forced shutdown negatively impacted revenue and margins but margin impact was more than offset by reduced power costs at Sophie o Issue has been resolved and team proactively managing site, including infrastructure outside of Soluna’s responsibility and purview On track to achieve 1.26 EH/s by the end of Q2 2022 * (28 days) (31 days) (30 days) Note: Management estimate as of May 8th, 2022. Jan-Apr 2022 Hashrate is average of the month. 29 * Daily average hashrate.

Consolidated Soluna Computing Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate YTD 22
Revenue (Non-GAAP)	$995	$1,657	$2,368	$2,142	$2,632	$3,216	$7,990	$13,010	$2,977	$3,087	$3,200	$9,264	$3,392	$12,656
Prop Mining	995	1,657	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,581	2,754	7,812	3,017	10,828
Hosting	0	0	349	481	672	575	1,729	2,078	501	505	446	1,452	375	1,828
Electricity/Direct Costs*	$143	$324	$532	$669	$668	$971	$2,307	$3,306	$1,127	$1,152	$1,220	$3,499	$898	$4,398
Prop Mining	143	324	348	416	356	645	1,417	2,232	795	798	820	2,413	633	3,046
Hosting	0	0	184	253	312	326	890	1,074	332	354	400	1,086	265	1,352
Overhead Costs	$109	$72	$132	$146	$214	$279	$639	$952	$261	$196	$265	$722	$176	$898
Prop Mining	109	72	132	146	214	279	639	952	261	196	265	722	176	898
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	$251	$396	$664	$815	$882	$1,249	$2,946	$4,258	$1,387	$1,348	$1,486	$4,221	$1,074	$5,295
Prop Mining	251	396	481	562	570	923	2,056	3,184	1,056	994	1,085	3,135	809	3,944
Hosting	0	0	184	253	312	326	890	1,074	332	354	400	1,086	265	1,352
Cash Contribution Margin (Non-GAAP)	$744	$1,261	$1,703	$1,327	$1,750	$1,967	$5,044	$8,752	$1,590	$1,739	$1,714	$5,043	$2,318	$7,361
Prop Mining	744	1,261	1,538	1,098	1,390	1,718	4,206	7,748	1,421	1,587	1,669	4,677	2,208	6,885
Hosting	0	0	166	229	360	249	839	1,004	169	151	45	366	110	476
Cash Contribution % (Non-GAAP)	74.8%	76.1%	71.9%	62.0%	66.5%	61.2%	63.1%	67.3%	53.4%	56.3%	53.6%	54.4%	68.3%	58.2%
Prop Mining	*74.8%*	*76.1%*	*76.2%*	*66.1%*	*70.9%*	*65.0%*	*67.2%*	*70.9%*	*57.4%*	*61.5%*	*60.6%*	*59.9%*	*73.2%*	*63.6%*
Hosting	*n/a*	*n/a*	*47.4%*	*47.5%*	*53.6%*	*43.3%*	*48.5%*	*48.3%*	*33.8%*	*29.9%*	*10.2%*	*25.2%*	*29.3%*	*26.0%*
Cash Contribution Margin excl. Tornado & Shutdown (Non-GAAP)	$744	$1,261	$1,703	$1,327	$1,750	$2,102	$5,179	$8,888	$1,590	$1,739	$1,878	$5,206	$2,596	$7,802
Selling, general and administrative expenses[(a)] (Non-GAAP)	563	292	1,031	161	297	940	1,398	3,284	387	637	1,067	2,091		
Addback: One-time expenses[(b)] (Non-GAAP)	512	37	649	23	0	347	370	1,568	0	0	0	0		
Addback: Non-cash stock compensation	0	0	0	0	0	233	233	233	0	0	0	0		
Adjusted EBITDA Contribution (Non-GAAP)	$693	$1,006	$1,321	$1,190	$1,453	$1,742	$4,385	$7,405	$1,203	$1,102	$810	$3,115		
Adjusted EBITDA Contribution %	69.6%	60.7%	55.8%	55.5%	55.2%	54.2%	54.9%	56.9%	40.4%	35.7%	25.3%	33.6%		

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; (b) Management Estimate

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

30

Consolidated Soluna Computing Operating Metrics(A) (1) (2) (3) (4) (5) (6) Key Operating Metrics: Q1 21 Q2 21 Q3 21 Oct 21 Nov 21 Dec 21 Q4 21 FY 21 Jan 22 Feb 22 Mar 22 Q1 22 Apr 22 YTD 22 Avg. MW Deployed 1.63 3.34 4.85 15.01 20.09 24.31 19.80 9.33 30.18 32.85 30.47 31.17 31.48 31.24 Prop Mining 1.63 3.34 3.52 8.71 12.01 16.18 12.30 6.39 22.38 24.35 21.97 22.90 24.59 23.32 Hosted MW (Legacy) - - - - - - - - - - - - - - Hosted JV - - 1.99 6.30 8.08 8.13 7.50 5.30 7.80 8.50 8.50 8.27 6.89 7.92 Avg. Hashrate (SHA-256, PH/s) - 21.49 69.29 316.22 402.80 566.69 428.57 173.12 616.45 696.37 686.31 666.38 733.46 683.15 Prop Mining - 21.49 38.92 118.10 125.51 311.95 185.19 81.86 364.25 438.95 451.59 418.26 518.72 443.38 Hosted JV - - 45.56 198.12 277.29 254.74 243.38 164.25 252.20 257.42 234.72 248.11 214.74 239.77 Avg. Hashrate (Scrypt, GH/s) - 221.90 187.50 177.70 173.13 144.25 165.03 191.48 140.99 141.57 76.76 119.77 146.45 126.44 Avg. BTC Price 45,336 46,498 42,031 57,912 60,621 49,263 55,932 47,449 41,114 40,763 41,966 41,281 41,435 41,320 BTC Equivalent Mined 21.95 35.64 56.33 36.99 43.42 65.29 142.85 274.18 72.41 75.72 76.25 224.41 81.87 306.29 Prop Mining 21.95 35.64 48.02 28.67 32.33 53.61 111.95 230.39 60.23 63.32 65.63 189.23 72.80 262.06 Hosting - - 8.31 8.31 11.08 11.68 30.91 43.79 12.19 12.40 10.62 35.18 9.06 44.23 (1) Average of April 2021 - June 2021 (2) Average of July 2021 - September 2021 (3) Average of October 2021 - December 2021 (4) Average of January 2021 - December 2021 (5) Average of January 2022 - March 2022 (6) Average of January 2022 - April 2022 (A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated 31 financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

A Closer Look At SG&A ($ in 000s) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Selling, general & administrative expenses (“SG&A”) (GAAP $ 1,298 $ 2,503 $ 2,317 $ 4,633 $ 10,752 $ 7,255 Non-recurring cash expenses: Related to sale of Instruments business segment $ - $ - $ 51 $ 57 $ 108 $ 175 Exchange registration expenses $ 250 $ 43 $ - $ - $ 293 $ - Soluna acquisition-related expenses $ - $ 355 $ 73 $ (77) $ 351 $ - Operations & management fees $ 170 $ - $ 482 $ 21 $ 672 $ - Other non-recurring cash expenses(1) $ 309 $ 94 $ 193 $ 442 $ 1,037 $ 417 Total Non-recurring cash expenses $ 729 $ 492 $ 798 $ 443 $ 2,462 $ 592 Non-recurring non-cash expenses: Depreciation & amortization $ - $ - $ 0 $ 1,581 $ 1,581 $ 2,373 Non-cash stock expenses $ 29 $ 999 $ 328 $ 582 $ 1,938 $ 915 Total Non-recurring non-cash expenses $ 29 $ 999 $ 328 $ 2,163 $ 3,519 $ 3,288 Adjusted SG&A (Non-GAAP) $ 541 $ 1,011 $ 1,191 $ 2,027 $ 4,771 $ 3,375 (1) Includes non-recurring cash compensation, consultant fees/expenses, legal fees/expenses 32 Note: Non-recurring expenses are management estimates

Appendix

Repeated From Our Earnings Power Illustration(1) Earnings Power Illustration: Various BTC Prices Note: The three scenarios represent changes in BTC price only (in 000's) Q1-22 Q2-22 Q3-22 Q4-22 FY22 Q1-23 Scenario 1: BTC is $20,000 Total Revenue 6,528 7,450 12,062 20,104 46,145 25,393 Contribution Margin (Non-GAAP) 3,437 3,932 7,344 13,372 28,085 17,483 Contribution Margin % 52.6% 52.8% 60.9% 66.5% 60.9% 68.8% Run-Rate Contribution Margin 13,747 15,728 29,377 53,487 - 69,930 Scenario 2: BTC is $45,000 Total Revenue 10,328 14,612 22,223 35,300 82,462 42,755 Contribution Margin (Non-GAAP) 7,236 11,093 17,505 28,567 64,402 34,845 Contribution Margin % 70.1% 75.9% 78.8% 80.9% 78.1% 81.5% Run-Rate Contribution Margin 28,945 44,374 70,022 114,268 - 139,378 Scenario 3: BTC is $60,000 Total Revenue 12,667 19,220 29,164 46,394 107,445 56,334 Contribution Margin (Non-GAAP) 9,575 15,702 24,446 39,662 89,385 48,424 Contribution Margin % 75.6% 81.7% 83.8% 85.5% 83.2% 86.0% Run-Rate Contribution Margin 38,301 62,808 97,785 158,647 - 193,697 Combined Gross PH/s 1,000 1,261 2,001 3,008 3,008 4,000 (1) 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. 34

Our data centers are named after catalyzers



TNT Renamed to → **Edith**



Edith Clarke was a pioneer in electrical engineering & power transmission. She was a first in so many ways. The first woman to earn an MSc degree at MIT in 1919. The first woman employed as an electrical engineer at General Electric in 1921. The first full-time electrical engineering professor in 1947, at University of Texas. We're influenced by Edith's firsts. It drives us to help make renewable, affordable energy the world's primary power source.



Anaconda Renamed to → **Sophie**



Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors in more simple ways. We're building a data center to help the grid. We're using Sophie's methods to blend details and simplicity for our first greenfield project.



Python Renamed to → **Marie**



Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. She won two Nobel Prizes. In pursuit of the truth, Soluna is constructing a data center with complete transparency to help make the grid stable. Why such transparency? So, everyone can see & know what must happen, to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. But no longer.

35

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate YTD 22
Revenue	**$995**	**$1,657**	**$3,124**	**$2,437**	**$2,811**	**$3,321**	**$8,569**	**$14,345**	**$3,029**	**$3,087**	**$3,200**	**$9,316**	**$3,392**	**$12,708**
Prop Mining	995	1,657	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,581	2,754	7,812	3,017	10,828
Hosting	0	0	1,106	776	851	680	2,307	3,413	553	505	446	1,504	375	1,879
Electricity/Direct Costs*	**$143**	**$324**	**$1,428**	**$1,025**	**$947**	**$1,191**	**$3,164**	**$5,059**	**$1,285**	**$1,233**	**$1,310**	**$3,827**	**$882**	**$4,709**
Prop Mining	143	324	479	468	415	710	1,593	2,539	872	889	911	2,671	703	3,374
Hosting	0	0	950	557	532	481	1,570	2,520	413	344	398	1,156	180	1,335
Overhead Costs	**$109**	**$72**	**$136**	**$129**	**$174**	**$246**	**$549**	**$865**	**$234**	**$206**	**$267**	**$708**	**$262**	**$969**
Prop Mining	109	72	136	129	174	246	549	865	234	206	267	708	262	969
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$251**	**$396**	**$1,564**	**$1,154**	**$1,121**	**$1,437**	**$3,712**	**$5,923**	**$1,519**	**$1,439**	**$1,576**	**$4,535**	**$1,144**	**$5,679**
Prop Mining	251	396	615	597	589	956	2,142	3,403	1,106	1,095	1,178	3,379	965	4,344
Hosting	0	0	950	557	532	481	1,570	2,520	413	344	398	1,156	180	1,335
Contribution Margin (Non-GAAP)	**$744**	**$1,261**	**$1,560**	**$1,283**	**$1,690**	**$1,884**	**$4,856**	**$8,422**	**$1,510**	**$1,648**	**$1,623**	**$4,781**	**$2,248**	**$7,029**
Prop Mining	744	1,261	1,404	1,064	1,371	1,685	4,119	7,529	1,370	1,486	1,576	4,433	2,052	6,485
Hosting	0	0	156	219	319	199	737	893	140	161	47	348	196	544
Contribution % (Non-GAAP)	***74.8%***	***76.1%***	***49.9%***	***52.6%***	***60.1%***	***56.7%***	***56.7%***	***58.7%***	***49.9%***	***53.4%***	***50.7%***	***51.3%***	***66.3%***	***55.3%***
Prop Mining	*74.8%*	*76.1%*	*69.6%*	*64.1%*	*70.0%*	*63.8%*	*65.8%*	*68.9%*	*55.3%*	*57.6%*	*57.2%*	*56.7%*	*68.0%*	*59.9%*
Hosting	*n/a*	*n/a*	*14.1%*	*28.2%*	*37.5%*	*29.3%*	*31.9%*	*26.2%*	*25.3%*	*31.9%*	*10.6%*	*23.2%*	*52.2%*	*29.0%*
Selling, general and administrative expenses[a] (Non-GAAP)	563	292	1,031	161	297	940	1,398	3,284	387	637	1,067	2,091		
Addback: One-time expenses[b] (Non-GAAP)	512	37	649	23	0	347	370	1,568	0	0	0	0		
Addback: Non-cash stock compensation	0	0	0	0	0	233	233	233	0	0	0	0		
Adjusted EBITDA Contribution (Non-GAAP)	**$693**	**$1,006**	**$1,178**	**$1,145**	**$1,393**	**$1,524**	**$4,062**	**$6,939**	**$1,123**	**$1,011**	**$556**	**$2,690**		
Adjusted EBITDA Contribution %	***69.6%***	***60.7%***	***37.7%***	***47.0%***	***49.5%***	***45.9%***	***47.4%***	***48.4%***	***37.1%***	***32.7%***	***17.4%***	***28.9%***		

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; (b) Management Estimate

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

36

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Q2 21[1]	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]	Apr 22	YTD 22[6]
Avg. MW Deployed	1.63	3.34	11.09	22.21	24.61	27.36	24.73	9.79	31.44	32.85	30.47	31.59	31.48	31.56
Prop Mining	1.63	3.34	3.52	8.71	12.01	16.18	12.30	4.79	22.38	24.35	21.97	22.90	24.59	23.32
Hosted MW (Legacy)	-	-	9.35	7.20	4.52	3.05	4.92	6.69	1.26	0.00	0.00	0.42	0.00	0.32
Hosted JV	-	-	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.50	8.27	6.89	7.92
Avg. Hashrate (SHA-256, PH/s)	-	21.49	69.29	316.22	402.80	566.69	428.57	173.12	616.45	696.37	686.31	666.38	733.46	683.15
Prop Mining	-	21.49	38.92	118.10	125.51	311.95	185.19	81.86	364.25	438.95	451.59	418.26	518.72	443.38
Hosted JV	-	-	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	234.72	248.11	214.74	239.77
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	187.50	177.70	173.13	144.25	165.03	143.61	140.99	141.57	76.76	119.77	146.45	126.44
Avg. BTC Price	45,336	46,498	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281	41,435	41,320
BTC Equivalent Mined	21.95	35.64	74.33	42.08	46.37	67.42	153.20	302.33	73.67	75.72	76.25	225.66	81.87	307.55
Prop Mining	21.95	35.64	48.02	28.67	32.33	53.61	111.95	230.39	60.23	63.32	65.63	189.23	72.80	262.06
Hosting	-	-	26.31	13.40	14.04	13.81	41.25	71.93	13.44	12.40	10.62	36.43	9.06	45.48

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022
(6) Average of January 2022 - April 2022

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

37

Marie: Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate YTD 22
Revenue	**$668**	**$2,219**	**$1,569**	**$1,446**	**$1,918**	**$4,933**	**$7,925**	**$1,585**	**$1,770**	**$1,637**	**$4,991**	**$1,567**	**$6,558**
Prop Mining	668	1,114	793	595	1,238	2,626	4,512	1,032	1,264	1,191	3,488	1,192	4,679
Hosting	0	1,106	776	851	680	2,307	3,413	553	505	446	1,504	375	1,879
Electricity/Direct Costs*	**$190**	**$1,288**	**$693**	**$660**	**$783**	**$2,136**	**$3,637**	**$739**	**$670**	**$743**	**$2,152**	**$509**	**$2,662**
Prop Mining	190	338	135	128	302	566	1,117	326	326	345	997	330	1,326
Hosting	0	950	557	532	481	1,570	2,520	413	344	398	1,156	180	1,335
Overhead Costs	**$0**	**$58**	**$42**	**$72**	**$86**	**$200**	**$258**	**$101**	**$99**	**$118**	**$318**	**$126**	**$445**
Prop Mining	0	58	42	72	86	200	258	101	99	118	318	126	445
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$190**	**$1,347**	**$734**	**$733**	**$869**	**$2,336**	**$3,895**	**$840**	**$769**	**$861**	**$2,471**	**$635**	**$3,106**
Prop Mining	190	397	177	201	388	766	1,375	427	425	463	1,315	456	1,771
Hosting	0	950	557	532	481	1,570	2,520	413	344	398	1,156	180	1,335
Contribution Margin (Non-GAAP)	**$478**	**$873**	**$835**	**$713**	**$1,049**	**$2,597**	**$4,030**	**$745**	**$1,000**	**$776**	**$2,521**	**$932**	**$3,452**
Prop Mining	478	717	616	394	850	1,860	3,136	605	839	728	2,172	736	2,908
Hosting	0	156	219	319	199	737	893	140	161	47	348	196	544
Contribution % (Non-GAAP)	***71.6%***	***39.3%***	***53.2%***	***49.3%***	***54.7%***	***52.6%***	***50.8%***	***47.0%***	***56.5%***	***47.4%***	***50.5%***	***59.4%***	***52.6%***
Prop Mining	*71.6%*	*64.4%*	*77.6%*	*66.3%*	*68.7%*	*70.8%*	*69.5%*	*58.6%*	*66.4%*	*61.1%*	*62.3%*	*61.7%*	*62.1%*
Hosting	*n/a*	*14.1%*	*28.2%*	*37.5%*	*29.3%*	*31.9%*	*26.2%*	*25.3%*	*31.9%*	*10.6%*	*23.2%*	*52.2%*	*29.0%*
Selling, general and administrative expenses[a] (Non-GAAP)	83	539	65	4	9	77	1,059	4	34	33	72		
Addback: One-time expenses	37	486	2	0	8	10	880				0		
Adjusted EBITDA Contribution (Non-GAAP)	**$432**	**$820**	**$772**	**$709**	**$1,049**	**$2,531**	**$3,851**	**$740**	**$967**	**$742**	**$2,449**		
Adjusted EBITDA Contribution %	***64.7%***	***36.9%***	***49.2%***	***49.1%***	***54.7%***	***51.3%***	***48.6%***	***46.7%***	***54.6%***	***45.3%***	***49.1%***		

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

38

Reconciliation of non -GAAP results of operations to the nearest comparable GAAP measures 39

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue YTD April 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $707 $6,558 $5,442 $0 $12,708 less Legacy Hosting Revenue 0 52 0 0 52 Revenue (Non-GAAP) $707 $6,507 $5,442 $0 $12,656 40

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) YTD April 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $707 $6,558 $5,442 $0 $12,708 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 176 2,662 1,872 0 4,709 Overhead costs 219 3,343 3,455 0 7,017 Total cost of cryptocurrency revenue (GAAP) $395 $6,004 $5,327 $0 $11,726 Depreciation 124 2,898 3,025 0 6,048 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $271 $3,106 $2,302 $0 $5,679 less Legacy Hosting Cost of Revenue 0 55 0 0 55 less Prepaid Lease Cost 0 328 0 0 328 Adjusted Non-GAAP Cost of Revenue 2** $271 $2,723 $2,302 $0 $5,295 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 41

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) YTD April 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $707 $6,558 $5,442 $0 $12,708 Cost of cryptocurrency revenue (GAAP) 395 6,004 5,327 0 11,726 Depreciation 124 2,898 3,025 0 6,048 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $437 $3,452 $3,140 $0 $7,029 plus Prepaid Lease Cost 0 328 0 0 328 plus Legacy Hosting Contribution Margin 0 3 0 0 3 Cash Contribution Margin (Non-GAAP)* $437 $3,784 $3,140 $0 $7,361 plus Forced Shutdown (Management Estimate) 0 441 0 0 441 Cash Contribution Margin (Non-GAAP) $437 $4,225 $3,140 $0 $7,802 excluding Tornado & Shutdown* *Excludes R&D Expenses, SG&A Expenses 42

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q1 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 less Legacy Hosting Revenue 0 52 0 0 52 Revenue (Non-GAAP) $517 $4,940 $3,808 $0 $9,264 43

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q1 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 128 2,152 1,546 0 3,827 Overhead costs 171 2,446 2,415 0 5,032 Total cost of cryptocurrency revenue (GAAP) $299 $4,598 $3,961 $0 $8,859 Depreciation 93 2,127 2,104 0 4,324 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $207 $2,471 $1,857 $0 $4,535 less Legacy Hosting Cost of Revenue 0 55 0 0 55 less Prepaid Lease Cost 0 258 0 0 258 Adjusted Non-GAAP Cost of Revenue 2** $207 $2,158 $1,857 $0 $4,221 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 44

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin Q1 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 Cost of cryptocurrency revenue (GAAP) 299 4,598 3,961 0 8,859 Depreciation 93 2,127 2,104 0 4,324 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $310 $2,521 $1,950 $0 $4,781 plus Prepaid Lease Cost 0 258 0 0 258 plus Legacy Hosting Contribution Margin 0 3 0 0 3 Cash Contribution Margin (Non-GAAP)* $310 $2,782 $1,950 $0 $5,043 plus Tornado Impact (Management Estimate) 0 0 0 0 0 plus Forced Shutdown (Management Estimate 0 163 0 0 163 Cash Contribution Margin (Non-GAAP) $310 $2,945 $1,950 $0 $5,206 excluding Tornado & Shutdown* *Excludes R&D Expenses, SG&A Expenses 45

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue FY 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 less Legacy Hosting Revenue 0 1,335 0 0 1,335 Revenue (Non-GAAP) $3,648 $6,590 $2,772 $0 $13,010 46

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) FY 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 611 3,712 884 0 5,207 Overhead costs 563 1,280 1,020 0 2,863 Total cost of cryptocurrency revenue (GAAP) $1,174 $4,992 $1,904 $0 $8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $837 $3,896 $1,191 $0 $5,924 less Legacy Hosting Cost of Revenue 0 1,360 0 0 1,360 less Prepaid Lease Cost 0 307 0 0 307 Adjusted Non-GAAP Cost of Revenue 2** $837 $2,229 $1,191 $0 $4,258 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 47

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) FY 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP) 1,174 4,992 1,904 0 8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 Contribution Margin (Non-GAAP)* $2,810 $4,030 $1,581 $0 $8,421 plus Prepaid Lease Cost 0 307 0 0 307 plus Legacy Hosting Contribution Margin 0 25 0 0 25 Cash Contribution Margin (Non-GAAP)* $2,810 $4,361 $1,581 $0 $8,752 plus Tornado Impact (Management Estimate) 0 34 102 0 135 Cash Contribution Margin (Non-GAAP) excluding $2,810 $4,394 $1,682 $0 $8,887 Tornado & Shutdown* *Excludes R&D Expenses, SG&A Expenses 48

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q4 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 less Legacy Hosting Revenue 0 579 0 0 579 Revenue (Non-GAAP) $864 $4,354 $2,772 $0 $7,990 49

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q4 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 143 2,136 884 0 3,164 Overhead costs 156 1,138 997 0 2,291 Total cost of cryptocurrency revenue (GAAP) $299 $3,274 $1,881 $0 $5,455 Depreciation 91 938 713 0 1,742 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $208 $2,336 $1,169 $0 $3,712 less Legacy Hosting Cost of Revenue 0 590 0 0 590 less Prepaid Lease Cost 0 177 0 0 177 Adjusted Non-GAAP Cost of Revenue 2** $208 $1,569 $1,169 $0 $2,946 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 50

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q4 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP) 299 3,274 1,881 0 5,455 Depreciation 91 938 713 0 1,742 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $656 $2,597 $1,604 $0 $4,856 plus Prepaid Lease Cost 0 177 0 0 177 plus Legacy Hosting Contribution Margin 0 11 0 0 11 Cash Contribution Margin (Non-GAAP)* $656 $2,785 $1,604 $0 $5,044 plus Tornado Impact (Management Estimate) 0 34 102 0 135 Cash Contribution Margin (Non-GAAP) excluding $656 $2,818 $1,705 $0 $5,179 Tornado* *Excludes R&D Expenses, SG&A Expenses 51

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 less Legacy Hosting Revenue 0 757 0 0 757 0 0 757 Revenue (Non-GAAP) $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317 52

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428 Overhead costs 166 134 15 0 315 0 0 315 Total cost of cryptocurrency revenue (GAAP) $306 $1,422 $15 $0 $1,743 $0 $0 $1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $203 $1,347 $15 $0 $1,564 $642 $0 $2,206 less Legacy Hosting Cost of Revenue 0 770 0 0 770 0 0 770 less Prepaid Lease Cost 0 130 0 0 130 0 0 130 Adjusted Non-GAAP Cost of Revenue 2** $203 $446 $15 $0 $664 $642 $0 $1,306 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 53

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP) 306 1,422 15 0 1,743 0 0 1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Contribution Margin (Non-GAAP)* $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867 plus Prepaid Lease Cost 0 130 0 0 130 0 0 130 plus Legacy Hosting Contribution Margin 0 13 0 0 13 0 0 13 Cash Contribution Margin (Non-GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010 54

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q2 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 208 265 0 0 472 0 0 472 Overhead costs 71 0 1 0 73 0 0 73 Total cost of cryptocurrency revenue (GAAP) $279 $264 $1 $0 $545 $0 $0 $545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Adjusted Non-GAAP Cost of Revenue 1** $204 $190 $1 $0 $396 $485 $0 $881 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 55

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q2 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP) 279 264 1 0 545 0 0 545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Contribution Margin (Non-GAAP)* $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423 *Excludes R&D Expenses, SG&A Expenses 56

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q1 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 120 23 0 0 143 0 0 143 Overhead costs 170 9 6 0 185 0 0 185 Total cost of cryptocurrency revenue (GAAP) $290 $31 $7 $0 $328 $0 $0 $328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Adjusted Non-GAAP Cost of Revenue 1** $222 $23 $7 $0 $251 $435 $0 $687 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 57

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q1 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP) 290 31 7 0 328 0 0 328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Contribution Margin (Non-GAAP)* $669 $81 ($7) $0 $744 $902 $0 $1,645 *Excludes R&D Expenses, SG&A Expenses 58

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